Exhibit 99.1

0 Investor Presentation February / March 2021

DISCLAIMER Forward - Looking Statements This presentation contains, and from time - to - time in connection with this presentation our management may make, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements reflect our vie ws at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always , m ade through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continu e,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” and “outlook,” or the negative version of these w ord s or other comparable words or phrases of a future or forward - looking nature. These forward - looking statements are not historical facts an d are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by m ana gement, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to pre dict. Further, statements about the potential effects of the COVID - 19 pandemic on our businesses and financial results and conditions may const itute forward - looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is ref lected in those forward - looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Actual results may prove to be materially different fro m the results expressed or implied by the forward - looking statements. Factors that could cause our actual results to differ materially from th ose described in the forward - looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts o f COVID - 19, the domestic and global economic environment and capital market conditions and other risk factors. can be found in our SEC filing s, including, but not limited to, our Annual Report on Form 10 - K for the year ended December 31, 2019, and our Quarterly Report on Form 10 - Q for t he quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 which are available on our website (www.fhb.com) and the SE C’s website (www.sec.gov). Any forward - looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward - looking statement, whether as a result of new information, future developments or otherwise, exc ept as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these core measures provide usefu l information about our operating results and enhance the overall understanding of our past performance and future performance. A lthough these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as a nalytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as repo rte d under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information w hen assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in t he appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolid ate d subsidiaries. 1

Q4 2020 HIGHLIGHTS 1 (1) Comparisons to Q3 2020 (2) ROATA and ROATCE are non GAAP financial measures. A reconciliation of average tangible assets and average tangible stockhold ers ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on January 20, 2021. Payable March 5, 2021 to shareholders of record at close of business on February 22, 2021. 2 • Slight increase in net interest income • 9.6% increase in noninterest income • 3.8% decrease in noninterest expenses • $119 mm PPP loans forgiven/paid down • Improved deposit mix, 2 bp decrease in cost of deposits • Strong liquidity: 179% modified US liquidity coverage ratio • Well capitalized: 12.47% CET1 ratio • Declared $0.26 / share dividend » Increases in net interest income and noninterest income » Lower noninterest expenses » 1 bp increase in NIM Q4 2020 Q3 2020 Net Income ($mm) $61.7 $65.1 Diluted EPS $0.47 $0.50 Net Interest Margin 2.71% 2.70% Efficiency Ratio 46.6% 50.0% ROA / ROATA 2 1.09% / 1.14% 1.16% / 1.21% ROE / ROATCE 2 8.99%/14.14% 9.58% / 15.16% Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio 8.00% 12.47% 13.72% 7.91% 12.22% 13.47% Dividend 3 $0.26 / share $0.26 / share

ASSET QUALITY WELL - POSITIONED COMING INTO 2021 3 • 30 - 89 past due comprised of accruing and non - accruing loans Note: TLL - Total Loans and Leases • 90 past due comprised of accruing loans

ALLOWANCE FOR CREDIT LOSS PROVISION INCREASED DUE TO CONTINUED UNCERTAINTY Q4 provisions reflect a weak but unchanged economic view with relatively few changes in the risk composition of the portfolio. We continue to hold a qualitative overlay for loans based on default expectations not imbedded in the model. Q4 ACL increased by $12.6 million to $208.5 million. The reserve for unfunded commitments increased by $6 million to $30.6 million. Q4 ACL / Total Loans and Leases is 1.57% of all loans and 1.67% net of PPP loans. Asset Rollforward of the Allowance for Credit Losses ($ in 000’s) C&I CRE Const Lease Mortgage Home Equity Consumer Total 9/30/2020 ACL 21,271 51,733 4,934 4,051 42,217 7,601 64,069 195,876 Charge-offs -799 -30 - - - -46 -7,049 -7,924 Recoveries 2,986 615 30 - 37 21 2,812 6,501 Provision 1,253 5,805 5,075 -753 -1,793 -413 4,827 14,001 12/31/2020 ACL 24,711 58,123 10,039 3,298 40,461 7,163 64,659 208,454 % of Total ACL 11.9% 27.9% 4.8% 1.6% 19.4% 3.4% 31.0% 100.0% Total Loan Balance 3,019,5073,392,676 735,819 245,411 3,690,218 841,624 1,353,842 13,279,097 ACL/Total LL (w/ PPP) 0.82% 1.71% 1.36% 1.34% 1.10% 0.85% 4.78% 1.57% ACL/Total LL (no PPP) 1.11% 1.71% 1.36% 1.34% 1.10% 0.85% 4.78% 1.67% 4

COMMERCIAL RISK RATING COMPOSITION BY LOAN TYPE 5 As of 12/31/2020 ($ mm) Risk Rating C&I CRE Const. Lease Total Pass 2,685,883 89% 3,100,309 91% 667,354 91% 234,933 95% 6,688,479 90% Special Mention 164,897 6% 226,905 7% 15,104 2% 4,099 2% 411,005 6% Substandard 75,273 2% 64,964 2% 3,891 1% 6,379 3% 150,507 2% Doubtful - - - - - - - - - - Other 93,454 3% 498 - 49,470 7% - - 143,422 2% Total 3,019,507 100% 3,392,676 100% 735,819 100% 245,411 100% 7,393,413 100%

DEFERRALS AND MODIFICATIONS REPERFORMANCE RATES REMAIN STRONG As of 12/31/20 ($ mm) COVID Deferrals & Mods 1 Returned to Pay ($ mm) Original Deferrals ($ mm) Subsequent Deferrals & Mods ($ mm) Delinquent ($ mm) Commercial and Industrial 888 881 3 4 2 Commercial Real Estate 1,151 1,076 6 66 3 Construction 56 53 2 1 1 Lease Financing 11 4 - 7 - Sub - Total Commercial 2,106 2,013 10 79 5 Residential Mortgage 670 44 516 108 2 Consumer 240 216 - 12 12 Sub - Total Consumer 910 260 516 121 14 Grand Total 3,016 2,273 526 199 19 6 • 83% of COVID deferrals have ended, with 91% returning to contractual payments and just under 1% of those are delinquent • Nearly all of the remaining original deferrals are residential mortgages, with $397 million expired on 1/1/2021. (92% of the residential mortgage deferrals that expired on 1/1/21 have since returned to pay.) Note: Totals may not sum due to rounding 1 All loans classified under Covid - related programs

INVESTMENT HIGHLIGHTS 7 Strong, Consistent Financial Performance Leading Position In Attractive Market Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

NALs / Loans 49.8% 50.8% FHB Top Quartile 11.1% 13.7% FHB Top Quartile STRONG PERFORMER IN ATTRACTIVE MARKET 8 Branch Presence Financial Overview – 4Q 2020 YTD ($ billions) Source: Public filings and S&P Global Market Intelligence as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. Market data as of 3 - Feb - 2021. (1) Top quartile is based on public banks $10 – $50bn in assets constituted as of 31 - Dec - 2019; excludes merger targets. (2) FHB ratios shown as core. Core operating measures exclude certain gains, expenses and one - time items. See annual and quarterly n on - GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix. (3) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. (4) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. (5) Dividend yield based on dividend paid in 4Q 2020 and closing market price as of 3 - Feb - 2021. Company Highlights x Oldest and largest Hawaii - based bank x Full service community bank with complete suite of products & services x #1 deposit market share in Hawaii since 2004 x Largest Hawaii - based lender x $15.9 bn assets under administration as of 4Q20 x Proven through the cycle and outstanding operating performance Efficiency Ratio (2), (3) ROATCE (2), (4) Dividend Yield (5) Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai 4.33% 3.50% FHB Top Quartile 0.07% 0.35% FHB Top Quartile Market Cap $3.1 Loans $ 13.3 Assets $ 22.7 Deposits $ 19.2 Guam Saipan (1) (1) (1) (1) FHB Top Quartile 19 bps 25 bps Cost of Deposits (1) 0.9% 1.3% FHB Top Quartile ROATA (2), (4) (1) 54 branches

DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 9 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Over 42k active duty personnel stationed in Hawaii with over 60k dependents (3) • Almost 20k civilian employees (3) • Estimated total defense spending in Hawaii in 2018: $7.2 bn (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) Hawaiidefenseeconomy.org

Source: Public filings and S&P Global Market Intelligence as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcilia tions of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.0% 11.1% 8.8% 11.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 46.7% 50.2% 49.8% 61.7% 63.9% 56.4% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 STRONG PERFORMANCE THROUGH THE CYCLE 10 Through the Cycle Credit Performer Strong Expense Mgmt. Culture (1) Consistent Record of Profitability (1) Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $9.1 $19.2 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 $6.5 $13.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (2) 4Q20 Cost of Deposits: 0.11% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.15% 0.41% 3.13% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20

0.21% 0.73% 0.23% 0.11% 1.18% 0.14% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 11 Year Ended December 31 0.16% 0.63% 0.15% 0.42% 3.13% 0.66% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 As of December 31 1.43% 1.57% 1.14% 2.10% 1.48% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 71.4x 23.0x 3.2x 2.5x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 30.0x 20.0x 10.0x 40.0x

1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.22% 1.49% 1.51% 0.91% 0.87% 1.03% 1.05% 1.09% 1.05% 1.10% 1.07% 1.40% 1.37% 1.03% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 12 Source: Public filings and S&P Global Market Intelligence, as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) PTPP (Pre - Tax, Pre - Provision) income, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Eq uity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 19.6% 18.1% 11.1% 9.4% 11.4% 11.9% 11.7% 11.8% 12.2% 11.4% 15.3% 14.8% 11.6% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Year Ended December 31 Core Pre - Tax, Pre - Provision Earnings ($mm) (1) ROATA (1),(2) Stable Earnings Drivers ROATCE (1),(2) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 356 $ 342 $ 341 $ 332 $ 325 $ 359 $ 385 $ 411 $ 406 $ 370 $ – $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 $ 450 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Year Ended December 31 ▪ Leading loan and deposit position in attractive market ▪ Demonstrated history of disciplined expense management ▪ Consistent underwriting standards with proven performance through the credit cycle

4.3% 2.9% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets WELL CAPITALIZED WITH AN ATTRACTIVE DIVIDEND, ANNOUNCED $75MM STOCK REPURCHASE PROGRAM 13 Source: Public filings and S&P Global Market Intelligence as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019, excludes merger targets. Percentages m ay not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory appr ov als. (2) Dividend yield (MRQ) based on 4Q 2020 paid dividend and market data as of 3 - Feb - 2021. Robust Capital Position Attractive Dividend Yield (1)(2) Capital Management Approach 12.5% 11.7% 1.3% 2.3% 13.7% 14.6% FHI 4Q20 Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1 Tier 1 Leverage 8.0% 9.2% ▪ Retain sufficient earnings to support growth and maintain strong capital levels ▪ Held dividend at $0.26/share in Q4 ▪ On February 8, 2021 announced stock repurchase program for up to $75 million of common stock during 2021

14 Appendix

FULL SUITE OF PRODUCTS AND SERVICES 15 • Largest commercial lender in Hawaii • 56 commercial bankers (2) • Relationship - based lending • Primary focus on Hawaii, additional focus on California • C&I, leases, auto dealer flooring, CRE, and C&D • Strong relationships with proven local real estate developers • $15.9 bn of AUA (2) and 31 financial advisors (2) • Personal services include financial planning, insurance, trust, estate, and private banking • Institutional services include investment management, retirement plan administration, and custody • Mutual funds provided by Bishop Street Capital Management • #1 deposit market share in Hawaii (35.0%) (1) • Retail deposit products offered through branch, online, mobile, and direct channels • Commercial deposits, treasury and cash management products • Hawaii state and municipal relationships Commercial Lending Wealth Management Deposits • Services provided to individuals and small to mid - sized businesses • Full service branches, online and mobile channels • Exclusively in - footprint focus • First mortgages, home equity, indirect auto financing, and other consumer loans Consumer Lending • Leading credit card issuer among Hawaii banks • Approximately 159,000 accounts with more than $1.9bn annual spend (2) • Consumer, small businesses, and commercial cards • Issuer of both Visa and M asterCard Credit Cards • Largest merchant processor in Hawaii • Spans Hawaii, Guam and Saipan • Over 4,600 terminals processed ~32.0mm transactions in 2020 • Relationships with all major U.S. card companies and select foreign cards Merchant Processing First Hawaiian is a full service community bank focused on building relationships with our customers (1) Source: FDIC as of 30 - Jun - 2020 (2) As of 31 - Dec - 2020

$ 141 $ 144 $ 145 $ 146 $ 143 $ 140 $ 139 $ 128 $ 134 $ 135 3.61% 3.77% 3.85% 3.88% 3.79% 3.66% 3.57% 2.84% 2.86% 2.83% 0.47% 0.48% 0.56% 0.57% 0.54% 0.44% 0.38% 0.19% 0.13% 0.11% 3.11% 3.23% 3.23% 3.25% 3.19% 3.15% 3.12% 2.58% 2.70% 2.71% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Net Int Inc. Earning Asset Yield Cost of Deposits NIM MANAGING NIM THROUGH A CHALLENGING INTEREST RATE ENVIRONMENT 16 Actively Managing Funding Costs ▪ Active repricing of high - cost commercial and consumer deposit accounts has helped to partially offset the impact of the low interest rate environment on asset yields ▪ Cost of deposits declined 33 basis points from 4Q 2019 to 4Q 2020 ▪ $400mm of FHLB fixed - rate advances with a weighted average rate of 2.84% allowed to mature and roll off during 2020 ▪ Actively working to reduce average cash balances ▪ Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 21) NIM increased 1 bp in Q4 2020

$8.9 $9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Demand 39% Money Market 17% Savings 25% Time 10% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $19.2bn 4Q20 Cost of Deposits: 0.11% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.19% 1.71% 3.02% 0.39% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Market Intelligence, as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. ~9% of Total Deposits are Public Deposits Public Savings 6% $1.5 bn reduction in Public Time Deposits in 2018 and 2019 Public Time 3% ▪ In 2018 and 2019 we reduced the balance of public time deposits by about $1.5bn as part of our balance sheet optimization strategy ▪ Consumer and Commercial deposits increased by $2.1 bn, or 13.9%, in 2020. Increases were in transaction, savings, and money market accounts ▪ Total public deposits increased by $634mm in 2020, driven by increase in operating accounts due to CARES Act funding. Growing Consumer and Commercial Deposits, Reducing Public Time Deposits 17 KH9

$6.4 $6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio 18 Well positioned to serve clients during the financial crisis Loans: $13.3bn 4Q20 Loan Yield: 3.53% Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 69% Year Ended December 31, Balanced Loan Portfolio (as of 12/31/20) Steady Loan Growth ($bn) Note: Financial data as of 31 - Dec - 2020 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 56% Commercial, 44% Consumer ▪ 82% Hawaii/Guam/Saipan, 18% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 67% Hawaii/Guam/Saipan, 33% Mainland ▪ $923mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 29% Hawaii - based, 71% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019 ▪ Leveraged SBA experience to quickly launch PPP (Phase 1) program and process over 6,000 loans for approximately $ 940 mm in principal balances ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $3,020 mm 23% CRE $3,393 mm 26% Construction $736 mm 5% Leasing $245 mm 2% Residential $3,690 mm 28% Home Equity $842 mm 6% Consumer Auto $912 mm 7% Credit Card $293 mm 2% Other Consumer $149 mm 1% Loan Portfolio Highlights (as of 12/31/20)

46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 49.8% 61.7% 63.0% 63.9% 62.8% 61.3% 60.0% 58.5% 56.4% 55.7% 56.4% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.72% 1.77% 1.81% 1.68% 2.98% 2.99% 2.91% 2.74% 2.71% 2.54% 2.52% 2.47% 2.38% 2.31% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 19 Source: Public filings and S&P Global Market Intelligence, as of 03 - Feb - 2021 Note: Financial data as of 31 - Dec - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendi x. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets (1) Well Managed Core Noninterest Expense ($mm) (1),(2) Efficiency Ratio (1),(2) • Maintained expense discipline during pandemic • 2020 core expenses flat to 2019 core expenses • In Q3 2020 announced permanent closure of four branches • 2021 expense outlook: 2020 expenses + ~7% • Inflation and contractual related increases • Normalization of customer activity levels • Investments in technology $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 359 $ 368 $ 368 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 49.8% '11 '12 '13 '14 '15 '16 '17 '18 19 '20 Core Noninterest Expense Core Efficiency Ratio CAGR: 1.9% Year Ended December 31,

THE LEADER IN HAWAII 20 The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits Sources: S&P Global Market Intelligence, FDIC, SEC and company filings. Company filings used for peers where available, othe rwi se regulatory data used. Note: Financial data as of 31 - Dec - 2020. (1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non - GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix. (2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one - time items. See reconciliation of core net inc ome to the comparable FHB GAAP measure in the appendix. (3) Deposit market share based on FDIC data as of 30 - Jun - 2020. Branches 54 65 42 31 FTEs 2,103 2,022 1,074 810 Assets ($bn) 22.7 20.6 8.4 6.6 Loans ($bn) 13.3 11.9 5.3 5.0 Deposits ($bn) 19.2 18.2 7.4 5.8 2020 ROATCE 11.1% (1),(2) 11.7% 9.2% 6.9% 2020 ROATA 0.91% (1),(2) 0.79% 0.74% 0.58% Loan Portfolio Deposit Portfolio Hawaii Deposits 3 Rank #1 #2 #3 #4 Share 35.0% 32.2% 13.9% 11.4 % Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 12% 23% 31% 28% 10% 16% 26% 35% 13% 4% 16% 21% 44% 15% 10% 19% 26% 34% 11% 12% 39% 49% 9% 54% 37% 7% 86% 7% 16% 13% 71% 6% HELOC

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 21 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 3Q20 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Hawaii Banks² U.S. Banks³ Fed Funds 25bps Current Funding Advantage 3.32% 2.01% 5.25% 131 bps Funding Advantage 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.09% 0.38% 0.13%

GAAP TO NON - GAAP RECONCILIATIONS We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, pre - tax, pre - provision ea rnings, basic and diluted earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non - GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We be lieve that the presentation of these non - GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be disto rted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about ou r operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financia l c ondition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non - GAAP fi nancial measures. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest in com e. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total st ock holders’ equity as the ratio of core net income to average total stockholders’ equity. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tang ibl e assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets and tangible book value per share are non - GAAP financial me asures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculate d b y subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby eff ect ively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our ave rag e total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our average tangible st ockholders’ equity to average tangible assets as the ratio of average tangible stockholders’ equity to average tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equ ity to outstanding shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital ade quacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, the y have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported u nde r GAAP. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP meas ures. 22

GAAP TO NON - GAAP RECONCILIATION 23 For the Three Months Ended For the Year Ended December 31, September 30, December 31, December 31, (dollars in thousands, except per share amounts) 2020 2020 2019 2020 2019 Income Statement Data: Net income $ 61,739 $ 65,101 $ 67,836 $ 185,754 $ 284,392 Core net income $ 65,288 $ 65,083 $ 71,250 $ 189,378 $ 291,785 Average total stockholders' equity $ 2,732,271 $ 2,704,129 $ 2,636,651 $ 2,698,853 $ 2,609,432 Less: average goodwill 995,492 995,492 995,492 995,492 995,492 Average tangible stockholders' equity $ 1,736,779 $ 1,708,637 $ 1,641,159 $ 1,703,361 $ 1,613,940 Average total assets $ 22,468,040 $ 22,341,485 $ 20,089,601 $ 21,869,064 $ 20,325,697 Less: average goodwill 995,492 995,492 995,492 995,492 995,492 Average tangible assets $ 21,472,548 $ 21,345,993 $ 19,094,109 $ 20,873,572 $ 19,330,205 Return on average total stockholders' equity (1) 8.99% 9.58% 10.21% 6.88% 10.90 % Core return on average total stockholders' equity (non - GAAP) (1) 9.51% 9.57% 10.72% 7.02% 11.18 % Return on average tangible stockholders' equity (non - GAAP) (1) 14.14% 15.16% 16.40% 10.91% 17.62 % Core return on average tangible stockholders' equity (non - GAAP) (1) 14.95% 15.15% 17.22% 11.12% 18.08 % Return on average total assets (1) 1.09% 1.16% 1.34% 0.85% 1.40 % Core return on average total assets (non - GAAP) (1) 1.16% 1.16% 1.41% 0.87% 1.44 % Return on average tangible assets (non - GAAP) (1) 1.14% 1.21% 1.41% 0.89% 1.47 % Core return on average tangible assets (non - GAAP) (1) 1.21% 1.21% 1.48% 0.91% 1.51 % As of As of As of December 31, September 30, December 31, 2020 2020 2019 Balance Sheet Data: Total stockholders' equity $ 2,744,104 $ 2,733,934 $ 2,640,258 Less: goodwill 995,492 995,492 995,492 Tangible stockholders' equity $ 1,748,612 $ 1,738,442 $ 1,644,766 Total assets $ 22,662,831 $ 22,310,701 $ 20,166,734 Less: goodwill 995,492 995,492 995,492 Tangible assets $ 21,667,339 $ 21,315,209 $ 19,171,242 Shares outstanding 120,912,272 129,911,789 129,928,479 Total stockholders' equity to total assets 12.11% 12.25% 13.09 % Tangible stockholders' equity to tangible assets (non - GAAP) 8.07% 8.16% 8.58 % Book value per share $ 21.12 $ 21.04 $ 20.32 Tangible book value per share (non - GAAP) $ 13.46 $ 13.38 $ 12.66 (1) Annualized for the three months ended December 31, 2020, September 30, 2020 and December 31, 2019.

GAAP TO NON - GAAP RECONCILIATION 24 1) Costs associated with the sale of stock for the three and twelve months ended December 31, 2020 and 2019 related to changes i n t he valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. 2) One - time items for the three and twelve months ended December 31, 2019 included losses on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One - time items for the twelve months ended December 31, 2019 also included costs re lated to a nonrecurring payment for a former executive of the Company pursuant to the Bank’s Executive Change - in - Control Retention Plan and nonrecurring offering cost s. 3) Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period. For the Three Months Ended For the Year Ended December 31, September 30, December 31, December 31, (dollars in thousands, except per share amounts) 2020 2020 2019 2020 2019 Net interest income $ 135,227 $ 134,002 $ 139,619 $ 535,734 $ 573,402 Core net interest income (non - GAAP) $ 135,227 $ 134,002 $ 139,619 $ 535,734 $ 573,402 Noninterest income $ 53,598 $ 48,898 $ 46,708 $ 197,380 $ 192,533 Losses (gains) on sale of securities 12 (24) 123 114 2,715 Costs associated with the sale of stock (1) 4,828 — 4,500 4,828 4,500 Core noninterest income (non - GAAP) $ 58,438 $ 48,874 $ 51,331 $ 202,322 $ 199,748 Noninterest expense $ 88,127 $ 91,629 $ 91,058 $ 367,672 $ 370,437 One - time items (2) — — (48) — (2,814) Core noninterest expense (non - GAAP) $ 88,127 $ 91,629 $ 91,010 $ 367,672 $ 367,623 Net income $ 61,739 $ 65,101 $ 67,836 $ 185,754 $ 284,392 Losses (gains) on sale of securities 12 (24) 123 114 2,715 Costs associated with the sale of stock (1) 4,828 — 4,500 4,828 4,500 One - time noninterest expense items (2) — — 48 — 2,814 Tax adjustments (3) (1,291) 6 (1,257) (1,318) (2,636) Total core adjustments 3,549 (18) 3,414 3,624 7,393 Core net income (non - GAAP) $ 65,288 $ 65,083 $ 71,250 $ 189,378 $ 291,785 Basic earnings per share $ 0.48 $ 0.50 $ 0.52 $ 1.43 $ 2.14 Diluted earnings per share $ 0.47 $ 0.50 $ 0.52 $ 1.43 $ 2.13 Efficiency ratio 46.59% 50.01% 48.86% 50.10% 48.36 % Core basic earnings per share (non - GAAP) $ 0.50 $ 0.50 $ 0.55 $ 1.46 $ 2.19 Core diluted earnings per share (non - GAAP) $ 0.50 $ 0.50 $ 0.54 $ 1.45 $ 2.19 Core efficiency ratio (non - GAAP) 45.43% 50.02% 47.65% 49.77% 47.55%

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 25 Note: Totals may not sum due to rounding. As of and for the Twelve Months Ended December 31, (Dollars in millions, except per share data) 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Income $185.8 $ 284.4 $ 264.4 $ 183.7 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Basic EPS $1.43 $2.14 $1.93 $1.32 $1.65 $1.53 $1.55 $1.54 $1.68 $1.80 Diluted EPS $1.43 $2.13 $1.93 $1.32 $1.65 $1.53 $1.55 $1.54 $1.68 $1.80 Core Net Income $189.4 $291.8 $286.7 $230.4 $217.1 $196.3 $201.6 $205.0 $196.7 $198.0 Average Total Stockholders’ Equity $2,698.9 $ 2,609.4 $ 2,457.8 $ 2,538.3 $2,568.2 $2,735.8 $2,698.4 $2,667.4 $2,664.2 $2,640.6 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Stockholders’ Equity $1,703.4 $ 1,613.9 $ 1,462.3 $ 1,542.8 $1,572.7 $1,740.3 $1,702.9 $1,672.0 $1,668.7 $1,645.1 Total Stockholders’ Equity 2,744.1 2,640.3 2,524.8 2,532.6 2,476.5 2,736.9 2,675.0 2,651.1 2,654.2 2,677.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Stockholders’ Equity $1,748.6 $ 1,644.8 $ 1,529.3 $ 1,537.1 $1,481.0 $1,741.4 $1,679.5 $1,655.6 $1,658.7 $1,681.9 Average Total Assets 21,869.1 20,325.7 20,247.1 19,942.8 19,334.7 18,785.7 17,493.2 16,653.6 16,085.7 15,246.8 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Assets $20,873.6 $ 19,330.2 $ 19,251.6 $ 18,947.3 $18,339.2 $17,790.2 $16,497.7 $15,658.1 $15,090.2 $14,251.3 Total Assets 22,662.8 20,166.7 20,695.7 20,549.5 19,661.8 19,352.7 18,133.7 17,118.8 16,646.7 15,839.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Assets $21,667.3 $ 19,171.2 $ 19,700.2 $ 19,554.0 $18,666.3 $18,357.2 $17,138.2 $16,123.3 $15,651.2 $14,843.9 Return on Average Total Stockholders’ Equity 6.88% 10.90% 10.76% 7.24% 8.96% 7.81% 8.03% 8.04% 7.92% 7.56% Core Return on Average Total Stockholder’s Equity (non - GAAP) 7.02% 11.18% 11.67% 9.08% 8.45% 7.18% 7.47% 7.68% 7.38% 7.50% Return on Average Tangible Stockholders’ Equity (non - GAAP) 10.91% 17.62% 18.08% 11.91% 14.64% 12.28% 12.72% 12.83% 12.65% 12.14% Core Return on Average Tangible Stockholder’s Equity (non - GAAP) 11.12% 18.08% 19.61% 14.93% 13.80% 11.28% 11.84% 12.26% 11.79% 12.04% Return on Average Total Assets 0.85% 1.40% 1.31% 0.92% 1.19% 1.14% 1.24% 1.29% 1.31% 1.31% Core Return on Average Total Assets (non - GAAP) 0.87% 1.44% 1.42% 1.16% 1.12% 1.05% 1.15% 1.23% 1.22% 1.30% Return on Average Tangible Assets (non - GAAP) 0.89% 1.47% 1.37% 0.97% 1.26% 1.20% 1.31% 1.37% 1.40% 1.40% Core Return on Average Tangible Assets (non - GAAP) 0.91% 1.51% 1.49% 1.22% 1.18% 1.10% 1.22% 1.31% 1.30% 1.39%

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 26 Note: Totals may not sum due to rounding. (1) Adjustments that are not material to our financial results have not been presented for certain periods. (2) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassif ica tions described in the footnote to Table 1 of the fourth quarter 2017 earnings release. (3) Costs associated with the sale of stock for the years ended December 31, 2020 and 2019 related to changes in the valuation of th e funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. Gains associated with the sale of stock for the years ended December 31, 2013 through December 31, 2016 related to the sale of Mast erC ard stock. (4) Other adjustments include a one - time MasterCard signing bonus and a recovery of an investment that was previously written down. (5) One - time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuan t to the Bank’s Executive Change - in - Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 201 6. One - time items for the year ended December 31, 2018 included public company transition - related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B res tricted shares and nonrecurring offering costs. One - time items for the year - ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition - related cost s. One - time items for the year - ended December 31, 2016 included public company transition - related costs and nonrecurring offering costs. For the Fiscal Year Ended December 31, (Dollars in millions) 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Interest Income $ 535.7 $ 573.4 $ 566.3 $ 528.8 $ 491.7 $ 461.3 $ 443.8 $ 439.0 $ 447.5 $4 70.0 Accounting Change (ASC 310 Adjustment) – – – – – – – (4.3) – – Early Buyout on Lease – – – – – – (3.1) – – – Early Loan Termination (1) – – – – – (4.8) – – – – Core Net Interest Income (Non - GAAP) $ 535.7 $ 573.4 $ 566.3 $ 528.8 $ 491.7 $ 456.5 $ 440.7 $ 434.7 $ 447.5 $ 470.0 Noninterest Income (2) $ 197.4 $ 192.5 $ 179.0 $ 205.6 $ 226.0 $ 219.1 $ 216.0 $ 214.4 $ 219.1 $ 200.2 OTTI Losses on Available - For - Sale Securities – – 24.1 – – – – – – – Loss (Gain) on Sale of Securities 0.1 2.7 – – (4.6) (7.7) – (0.2) (16.7) (1.7) Costs (Gain) associated with the Sale of Stock (Visa/MasterCard) (3) 4.8 4.5 – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Bank Properties – – – (6.9) – (3.4) – (0.4) (6.4) – Other Adjustments (1),(4) – – – – – (7.5) – – – (0.9) Core Noninterest Income (Non - GAAP) $ 202.3 $ 199.7 $ 203.1 $ 198.7 $ 198.8 $ 195.9 $ 195.1 $ 202.7 $ 196.0 $ 197.6 Noninterest Expense (2) $ 367.7 $ 370.4 $ 365.0 $ 347.6 $ 337.3 $ 327.3 $ 304.4 $ 296.7 $ 301.9 $ 311.7 Loss on Litigation Settlement – – (4.1) – – – – – – – Non - Recurring Items (5) – (2.8) (2.3) (5.5) (6.2) – – (0.7) (0.7) – Core Noninterest Expense (Non - GAAP) $ 367.7 $ 367.6 $ 358.6 $ 342.1 $ 331.1 $ 327.3 $ 304.4 $ 296.0 $ 301.2 $ 311.7 Income Before Provision for Income Taxes $ 243.7 $ 381.7 $ 358.2 $ 368.4 $ 371.8 $ 343.2 $ 344.2 $ 344.5 $ 329.8 $ 316.4 Provision For Credit Losses 121.7 13.8 22.2 18.5 8.6 9.9 11.1 12.2 34.9 42.1 Pre - Tax Core Adjustments 4.9 10.0 30.5 (1.4) (21.1 (28.0) (23.9) (15.3) (22.4) (2.6) Core Pre - Tax, Pre - Provision Earnings (Non - GAAP) $ 370.3 $ 405.5 $ 410.8 $ 385.4 $ 359.3 $ 325.1 $ 331.5 $ 341.4 $ 342.3 $ 355.9

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 27 Note: Totals may not sum due to rounding. (1) Adjustments that are not material to our financial results have not been presented for certain periods. (2) Costs associated with the sale of stock for the years ended December 31, 2020 and 2019 related to changes in the valuation of th e funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. Gains associated with the sale of stock for the years ended December 31, 2013 through December 31, 2016 related to the sale of Mast erC ard stock. (3) Other adjustments include a one - time MasterCard signing bonus and a recovery of an investment that was previously written down. (4) One - time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuan t to the Bank’s Executive Change - in - Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 201 6. One - time items for the year ended December 31, 2018 included public company transition - related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B res tricted shares and nonrecurring offering costs. One - time items for the year - ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition - related cost s. One - time items for the year - ended December 31, 2016 included public company transition - related costs and nonrecurring offering costs. (5) Represents the adjustments to net income, tax effected at the Company’s effective tax rate, exclusive of one - time tax reform bil l expense, for the respective period. For the Fiscal Year Ended December 31, (Dollars in millions, except per share data) 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Income $ 185.8 $ 284.4 $ 264.4 $ 183.7 $ 230.2 $ 213.8 $ 216.7 $ 214.5 $ 211.1 $ 199.7 Accounting Change (ASC 310 Adjustment) – – – – – – – (4.3) – – Early Buyout on Lease – – – – – – (3.1) – – – Early Loan Termination (1) – – – – – (4.8) – – – – OTTI Losses on Available - For - Sale Debt Securities – – 24.1 – – – – – – – Loss (Gain) on Sale of Securities 0.1 2.7 – – (4.6) (7.7) – (0.2) (16.7) (1.7) Costs (Gain) associated with the Sale of Stock (Visa/MasterCard) (2) 4.8 4.5 – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Real Estate – – – (6.9) – (3.4) – (0.4) (6.4) – Loss on Litigation Settlement – – 4.1 – – – – – – – Other Adjustments (1),(3) – – – – – (7.5) – – – (0.9) Non - Recurring Items (4) – 2.8 2.3 5.5 6.2 – – 0.7 0.7 – Pre - Tax Core Adjustments 4.9 10.0 30.5 (1.4) (21.1) (28.0) (23.9) (15.3) (22.4) (2.6) Tax Reform Bill – – – 47.6 – – – – – – Tax Adjustments (5) (1.3) (2.6) (8.2) 0.6 8.0 10.6 8.9 5.8 8.1 1.0 Total Core Adjustments 3.6 7.4 22.3 46.7 (13.1) (17.5) (15.0) (9.5) (14.3) (1.7) Core Net Income (Non - GAAP) $ 189.4 $ 291.8 $ 286.7 $ 230.4 $ 217.1 $ 196.3 $ 201.6 $ 205.0 $ 196.7 $ 198.0 Core Basic EPS (Non - GAAP) $ 1.46 $ 2.14 $ 2.09 $ 1.65 $ 1.56 $ 1.41 $ 1.45 $ 1.47 $ 1.57 $ 1.79 Core Diluted EPS (Non - GAAP) $ 1.45 $ 2.13 $ 2.09 $ 1.65 $ 1.56 $ 1.41 $ 1.45 $ 1.47 $ 1.57 $ 1.79